UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 15, 2006

The Allied Defense Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11376	04-2281015
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8000 Towers Crescent Drive, Suite 260, Vienna, Virginia		22182
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703) 847-5268

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On August 21, 2006, The Allied Defense Group, Inc. ("Allied" or the "Company") issued a press release announcing a restatement of certain financial information previously reported for the years 2003 and 2004, and the quarters of 2005, as discussed in item 4.02 below. A copy of the news release is attached hereto as Exhibit 99.1.

The information provided in this Current Report on Form 8-K is being provided pursuant to Item 2.02 of Form 8-K. In accordance with General Instruction B.6 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Based on the recommendation of management, on August 15, 2006, the Audit Committee of Allied determined that certain financial statements for the years 2003, 2004, and 2005, included on Form 10-K/A for the period ended December 31, 2004, and on Form 10-Q for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005, should no longer be relied upon because of errors in such financial statements.

The errors principally relate to (i) failure to properly value the Company's MECAR S.A. subsidiary's US dollar-based accounts receiveable and related accrual expenses at period end spot rates once the Company failed to qualify for hedge accounting, and (ii) failure to record appropriate expense related to certain stock option grants.

The Company currently expects to finalize the restatement and to file the Form 10-K for the fiscal year ended December 31, 2005 with restated prior periods and the Form 10-Q for the fiscal quarter ended March 31, 2006, no later than September 29, 2006 and the Form 10-Q for the fiscal quarter ended June 30, 2006, no later than October 16, 2006. The Company has received an amendment to its previously filed compliance plan the American Stock Exchange that conforms to these dates.

The Company's Audit Committee has discussed the matters disclosed in this filing under Item 4.02(a) with the Company's current and predecessor independent auditors.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS: This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Because statements include risks and uncertainties, actual results may differ materially from those expressed or implied and include, but are not limited to, those discussed in filings by the Company with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 News Release of The Allied Defense Group, Inc., issued on August 21, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Allied Defense Group, Inc.

August 21, 2006	By:	John J. Marcello

Name: John J. Marcello
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

99.1	News Release of The Allied Defense Group, Inc., issued on August 21, 2006